                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-3), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 16, 1998 to June 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of June, 1998.

                                                    GREEN TREE FINANCIAL CORP.




                                                  BY: /s/Phyllis A. Knight
                                                      --------------------
                                                      Phyllis A. Knight
                                                      Senior Vice President and
                                                      Treasurer

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                                       TRUST ACCOUNT  #3336400-0
                                                         REMITTANCE DATE 7/01/98

                                                                                       Total $          Per $1,000
                                                                                        Amount           Original
                                                                                   --------------    ----------------
CLASS A CERTIFICATES
---------------------------------------------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                             11,220,231.30
                                                                                   --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                   --------------

 (c)    Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                             11,220,231.30
                                                                                   --------------
A.   Interest
     (2)  Aggregate  interest
               a. Class A-1 Remittance Rate (5.66875%)                                      5.669%
                                                                                   --------------
               b. Class A-1 Interest                                                   107,702.71          2.99174194
                                                                                   --------------    ----------------

               c. Class A-2 Remittance Rate (5.98%)                                          5.98%
                                                                                   --------------
               d. Class A-2 Interest                                                   194,350.00          4.98333333
                                                                                   --------------    ----------------

               e. Class A-3 Remittance Rate (6.05%)                                          6.05%
                                                                                   --------------
               f. Class A-3 Interest                                                   478,958.33          5.04166663
                                                                                   --------------    ----------------

               g. Class A-4 Remittance Rate (6.08%)                                          6.08%
                                                                                   --------------
               h. Class A-4 Interest                                                   210,266.67          5.06666675
                                                                                   --------------    ----------------

               i. Class A-5 Remittance Rate (6.24%, unless
                   the Weighted Average Contract Rate is
                   less than 6.24%)                                                          6.24%
                                                                                   --------------
               j. Class A-5 Interest                                                   842,400.00          5.20000000
                                                                                   --------------    ----------------

               k. Class A-6 Remittance Rate 6.81%, (unless
                   the Weighted Average Contract Rate is
                   less than 6.81%)                                                          6.81%
                                                                                   --------------
               l. Class A-6 Interest                                                 1,476,918.75          5.67500000
                                                                                   --------------    ----------------
     (3)  Amount applied to:
               a. Unpaid Class A Interest Shortfall                                          0.00                   0
                                                                                   --------------    ----------------
     (4)  Remaining:
               a. Unpaid Class A Interest Shortfall                                          0.00                   0
                                                                                   --------------    ----------------
B.   Principal
     (5)  Formula Principal Distribution  Amount                                     5,616,657.42                 N/A
                                                                                   --------------    ----------------
               a. Scheduled Principal                                                1,222,616.52                 N/A
                                                                                   --------------    ----------------
               b. Principal Prepayments                                              3,742,815.12                 N/A
                                                                                   --------------    ----------------
               c. Liquidated Contracts                                                       0.00                 N/A
                                                                                   --------------    ----------------
               d. Repurchases                                                                0.00                 N/A
                                                                                   --------------    ----------------
               e. Current Month Advanced Principal                                   1,852,117.81                 N/A
                                                                                   --------------    ----------------
               f. Prior Month Advanced Principal                                    (1,200,892.03)                N/A
                                                                                   --------------    ----------------

     (6)  Pool Scheduled Principal Balance                                         733,033,705.91
                                                                                   --------------

    (6b)  Adjusted Pool Principal Balance                                          731,181,588.10        974.90878413
                                                                                   --------------    ----------------
    (6c)  Pool Factor                                                                  0.97490878
                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 2

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                                       TRUST ACCOUNT  #3336400-0
                                                         REMITTANCE DATE 7/01/98



    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                           0.00
                                                                                   --------------

    (8) Class A Percentage for such Remittance Date                                         91.35%
                                                                                   --------------

    (9) Class A Percentage for the following  Remittance Date                               91.28%
                                                                                   --------------

    (10) Class A  Principal Distribution:
               a. Class A-1                                                          5,616,657.42        156.01826167
                                                                                   --------------    ----------------
               b. Class A-2                                                                  0.00          0.00000000
                                                                                   --------------    ----------------
               c. Class A-3                                                                  0.00          0.00000000
                                                                                   --------------    ----------------
               d. Class A-4                                                                  0.00          0.00000000
                                                                                   --------------    ----------------
               e. Class A-5                                                                  0.00          0.00000000
                                                                                   --------------    ----------------
               g. Class A-6                                                                  0.00          0.00000000
                                                                                   --------------    ----------------

    (11) Class A-1 Principal Balance                                                17,181,588.10        477.26633611
                                                                                   --------------    ----------------
   (11a)  Class A-1 Pool Factor                                                        0.47726634
                                                                                   --------------

    (12)  Class A-2 Principal Balance                                               39,000,000.00        1000.0000000
                                                                                   --------------    ----------------
   (12a)  Class A-2 Pool Factor                                                        1.00000000
                                                                                   --------------

    (13)  Class A-3 Principal Balance                                               95,000,000.00        1000.0000000
                                                                                   --------------    ----------------
   (13a)  Class A-3 Pool Factor                                                        1.00000000
                                                                                   --------------

    (14)  Class A-4 Principal Balance                                               41,500,000.00        1000.0000000
                                                                                   --------------    ----------------
   (14a)  Class A-4 Pool Factor                                                        0.10000000
                                                                                   --------------

    (15)  Class A-5 Principal Balance                                              162,000,000.00        1000.0000000
                                                                                   --------------    ----------------
   (15a)  Class A-5 Pool Factor                                                        1.00000000
                                                                                   --------------

    (16)  Class A-6 Principal Balance                                              260,250,000.00        1000.0000000
                                                                                   --------------    ----------------
   (16a)  Class A-6 Pool Factor                                                        1.00000000
                                                                                   --------------

    (17)  Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date                                      0.00
                                                                                   --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

               (18)  31-59 days                                                      3,919,425.57                 114
                                                                                   --------------    ----------------

               (19)  60 days or more                                                 1,075,476.64                  35
                                                                                   --------------    ----------------

               (20) Current Month Repossessions                                         81,551.77                   4
                                                                                   --------------    ----------------

               (21)  Repossession Inventory                                             81,551.77                   4
                                                                                   --------------    ----------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.66875%, 5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 3

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                                       TRUST ACCOUNT  #3336400-0
                                                         REMITTANCE DATE 7/01/98



Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2002.)

(22)  Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                       0.16%
                                                                                   --------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 3.5%)                                                            N/A %
                                                                                   --------------

(23)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                      0.53%
                                                                                   --------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.5%)                                                            N/A %
                                                                                   --------------

(24)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from May 1, 2002 to April 30, 2003,
             6.5% from May 1, 2003 to April 30, 2004; 8.5% from                              0.00%
             May 1, 2004 to April 30, 2005 and 9.5% thereafter)                    --------------


(25)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                             0.00
                                                                                   --------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
             arithmetic average of Pool Scheduled Principal Balances
             for third preceding Remittance and for current Remittance
             Date; may not exceed 2.25%)                                                     0.00%
                                                                                   --------------

(26)  Class M-1 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B
             Principal Balance (before distributions on current
             Remittance Date) divided by Pool Scheduled Principal
             Balance as of preceding Remittance Date
             is greater than 22.5%                                                          15.78%
                                                                                   --------------

(27)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $15,000,000.00                                                                  0.00
                                                                                   --------------

         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.            8.65%
                                                                                   -------------


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                              6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 4

                                                  CUSIP NO.#393505-B27, A85, A93
                                                       TRUST ACCOUNT  #3336400-0
                                                         REMITTANCE DATE 7/01/98



                                                                                      Total $           Per $1,000
                                                                                       Amount            Original
                                                                                   --------------    --------------
CLASS M-1 CERTIFICATES
----------------------
(28) Amount available(including Monthly Servicing Fee)                               2,292,977.42
                                                                                   --------------
A.   Interest
     (29)  Aggregate  interest

               (a) Class M-1 Remittance Rate 6.94%, unless the
               Weighted Average Contract Rate is less than 6.94%)                            6.94%
                                                                                   --------------

               (b) Class M-1 Interest                                                  303,625.00         5.78333333
                                                                                   --------------    ---------------

               (c) Interest on Class M-1 Adjusted Principal Balance                          0.00
                                                                                   --------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                            0.00
                                                                                   --------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                             0.00
                                                                                   --------------

     (32)  Amount applied to:
               a. Unpaid Class M-1 Interest Shortfall                                        0.00               0
                                                                                   --------------    ---------------

     (33)  Remaining:
               a. Unpaid Class M-1 Interest Shortfall                                        0.00               0
                                                                                   --------------    ---------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                                            0.00             N/A
                                                                                   --------------    ---------------
               a. Scheduled Principal                                                        0.00             N/A
                                                                                   --------------    ---------------
               b. Principal Prepayments                                                      0.00             N/A
                                                                                   --------------    ---------------
               c. Liquidated Contracts                                                       0.00             N/A
                                                                                   --------------    ---------------
               d. Repurchases                                                                0.00             N/A
                                                                                   --------------    ---------------

     (35)  Class M-1 Principal Balance                                              52,500,000.00      1000.00000000
                                                                                   --------------    ---------------
    (35a)  Class M-1 Pool Factor                                                       1.00000000
                                                                                   --------------

     (36)  Class M-1 Percentage for such Remittance Date                                     0.00%
                                                                                   --------------

     (37)  Class M-1  Principal Distribution:
               a. Class M-1 (current)                                                        0.00         0.00000000
                                                                                   --------------    ---------------
               b. Unpaid Class M-1 Principal Shortfall
                   (if any) following prior Remittance Date                                  0.00
                                                                                   --------------

     (38)  Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                     0.00
                                                                                   --------------

     (39)  Class M-1 Percentage for the following Remittance Date                            0.00%
                                                                                   --------------

     (40)  Class M-1 Liquidation Loss Interest
               (a) Class M-1 Liquidation Loss Amount                                         0.00
                                                                                   --------------

               (b) Amount applied to Class M-1
                      Liquidation Loss Interest Amount                                       0.00
                                                                                   --------------

               (c) Remaining Class M-1 Liquidation Loss
                      Interest Amount                                                        0.00
                                                                                   --------------

               (d) Amount applied to Unpaid Class M-1
                      Loss Interest Shortfall                                                0.00
                                                                                   --------------

               (e) Remaining Unpaid Class M-1
                      Liquidation Loss Interest Shortfalls                                   0.00
                                                                                   --------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98

                                                 CUSIP NO. #393505-B27, A85, A93
                                                         REMITTANCE DATE 7/01/98

CLASS B1 CERTIFICATES
---------------------
                                                                                      Total $          Per $1,000
                                                                                       Amount           Original
                                                                                   --------------    ---------------
   (1)  Amount  Available less the Class A
         Distribution Amount  and Class M-1 Distribution
         Amount (including Monthly Servicing Fee)                                    1,989,352.42
                                                                                   --------------

   (2) Class B-1 Adjusted Principal Balance                                                  0.00
                                                                                   --------------

   (3) Class B-1 Remittance Rate  (7.36%
         unless Weighted Average Contract Rate
         is below 7.36%)                                                                     7.36%
                                                                                   --------------
                                                                                                          6.13333333
   (4) Interest on Class B-1 Adjusted Principal Balance                                      0.00    ---------------
                                                                                   --------------

   (3) Aggregate Class B1 Interest                                                     207,000.00               0.00
                                                                                   --------------    ---------------

   (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                        0.00               0.00
                                                                                   --------------    ---------------

   (5) Remaining Unpaid Class B1
           Interest Shortfall                                                                0.00
                                                                                   --------------

   (6) Amount applied to Class B-1
        Interest Deficiency Amount                                                           0.00
                                                                                   --------------

   (7) Remaining Unpaid Class B-1
        Interest Deficiency Amount                                                           0.00
                                                                                   --------------

   (8) Unpaid Class B-1 Principal Shortfall                                                               0.00000000
         (if any) following prior Remittance Date                                            0.00    ---------------
                                                                                   --------------

   (8a) Class B Percentage for such Remittance Date                                          0.00
                                                                                   --------------

   (9) Current Principal (Class B Percentage of Formula
          Principal Distribution Amount)                                                     0.00
                                                                                   --------------

   (10a) Class B1 Principal Shortfall                                                        0.00
                                                                                   --------------

   (10b) Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                   --------------

   (11) Class B Principal Balance                                                   63,750,000.00
                                                                                   --------------

   (12) Class B1 Principal Balance                                                  33,750,000.00
                                                                                   --------------
   (12a) Class B1 Pool Factor                                                          1.00000000
                                                                                   --------------

   (13) Class B-1 Liquidation Loss Interest
        (a) Class B-1 Liquidation Loss Amount                                                0.00
                                                                                   --------------

        (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                   --------------

        (c) Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                   --------------

        (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                   --------------

        (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 2

                                                 CUSIP NO. #393505-B27, A85, A93
                                                         REMITTANCE DATE 7/01/98


                                                                                      Total $         Per $1,000
CLASS B2 CERTIFICATES                                                                  Amount          Original
---------------------                                                              --------------    ---------------
               (14) Remaining Amount Available                                       1,782,352.42
                                                                                   --------------
               (15) Class B-2 Remittance Rate (8.44%
                        unless Weighted Average Contract
                        Rate is less than 8.44%)                                             8.44%
                                                                                   --------------         7.03333333
                                                                                                     ---------------
               (16) Aggregate Class B2 Interest                                        211,000.00
                                                                                   --------------
                                                                                                                0.00
               (17)  Amount applied to Unpaid                                                        ---------------
                      Class B2 Interest Shortfall                                            0.00
                                                                                   --------------
                                                                                                                0.00
               (18) Remaining Unpaid Class B2                                                        ---------------
                       Interest Shortfall                                                    0.00
                                                                                   --------------
               (19) Unpaid Class B2 Principal Shortfall
                     (if any) following prior Remittance Date                                0.00
                                                                                   --------------

               (20) Class B2 Principal Liquidation Loss Amount                               0.00
                                                                                   --------------         0.00000000
                                                                                                     ---------------
               (21) Class B2 Principal (zero until class B1 paid down:
                    thereafter, Class B Percentage
                    of formula Principal Distribution Amount)                                0.00
                                                                                   --------------

               (22) Guarantee Payment                                                        0.00
                                                                                   --------------

               (23) Class B2 Principal Balance                                      30,000,000.00
                                                                                   --------------
               (23a) Class B2 Pool Factor                                              1.00000000
                                                                                   --------------

               (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or
                    Green Tree Financial Servicing Corporation is not the
                    Servicer; deducted from funds remaining after payment of
                    Class A Distribution Amount, Class M-1 Distribution
                    Amount, Class B-1 Distribution Amount and Class B-2
                    Distribution Amount, if the Company or Green Tree Financial        307,499.64
                    Servicing Corp. is the Servicer)                               --------------

               (25) Class B-3I Guarantee Fee                                         1,263,852.78
                                                                                   --------------

               (26) Class B-3I Distribution Amount                                           0.00
                                                                                   --------------

               (27) Class B-3I Formula Distribution Amount (all Excess
                        Interest plus Unpaid Class B-3I Shortfall)                           0.00
                                                                                   --------------

               (28) Class B-3I Distribution Amount (remaining Amount Available)              0.00
                                                                                   --------------

               (29) Class B-3I Shortfall (26-27)                                             0.00
                                                                                   --------------

               (30) Unpaid Class B-3I Shortfall                                              0.00
                                                                                   --------------

               (31) Class M-1 Interest Deficiency on such Remittance Date                    0.00
                                                                                   --------------

               (32) Class B-1 Interest Deficiency on such Remittance Date                    0.00
                                                                                   --------------

               (33) Repossessed Contracts                                               81,551.77
                                                                                   --------------
               (34) Repossessed Contracts Remaining in Inventory                        81,551.77
                                                                                   --------------

               (35) Weighted Average Contract Rate                                        9.79121
                                                                                   --------------

Please contact Bondholder Services Department of U.S. Bank National Association,
1-800-934-6802 with any questions regarding this statement or your Distribution.
